UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2023 (September 20, 2023)

CVS HEALTH CORPORATION
(Exact name of registrant as specified in charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive Woonsocket, Rhode Island		02895
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500
Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d): On September 20, 2023, the Board of Directors (the “Board”) of CVS Health Corporation (“CVS Health” or the “Company”) elected Michael F. Mahoney to serve on the Board, effective November 1, 2023.

Mr. Mahoney, age 58, has been the President of Boston Scientific Corporation (“Boston Scientific”; NYSE: BSX), a global developer, manufacturer and marketer of medical devices, since October 2011, and has been Chief Executive Officer and a member of the Board of Directors of Boston Scientific since November 2012. He became Chairman of the Board of Directors of Boston Scientific in May 2016. Prior to joining Boston Scientific, Mr. Mahoney served as Worldwide Company Group Chairman of Johnson & Johnson’s DePuy franchise, an orthopedics and neurosciences business, from April 2007 through January 2011. From January 2001 through March 2007, he served as President and Chief Executive Officer of Global Healthcare Exchange, a leading medical supply chain solutions company. Mr. Mahoney began his career at General Electric Medical Systems, where he spent 12 years, culminating in the role of General Manager of the Healthcare Information Technology business. Mr. Mahoney has a bachelor’s degree in Finance from the University of Iowa and an M.B.A. from Wake Forest University.

From October 2015 until September 2023, Mr. Mahoney served as a member of the Board of Directors of Baxter International Inc. (NYSE: BAX), a multinational health care company. He is currently a member of the Board of Directors of the Boys and Girls Club of Boston, a member of the American Heart Association CEO Roundtable, and is Chair of the Board of Governors of the Boston College Chief Executives Club.

Mr. Mahoney was determined by the Board to be “independent” under the Corporate Governance Rules of the New York Stock Exchange and under the Company’s Corporate Governance Guidelines. His membership on any Committee of the Board has not been determined at this time. Mr. Mahoney’s compensation for service as a non-employee director of CVS Health will be consistent with that of the Company’s other non-employee directors, subject to proration to reflect the commencement date of his service on the Board. The Company’s director compensation practices are described under the caption “Non-Employee Director Compensation” in the Company’s annual proxy statement filed with the U.S. Securities and Exchange Commission on April 7, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

	By:	/s/ Colleen M. McIntosh
Colleen M. McIntosh Senior Vice President, Secretary
and Chief Governance Officer
Dated: September 21, 2023